UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

AMBASSADORS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-33347	91-1957010
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(509) 568-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, Ambassadors Group, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with its recently appointed interim Chief Executive Officer, Philip Livingston, providing for his compensation and certain other matters relating to his employment.  The Letter Agreement provides for an annualized base salary of $300,000 and an equity grant with an economic value of $100,000.  The equity grant consists of 50% common shares of the Company that are vested immediately, and 50% restricted common shares of the Company that will vest on December 31, 2014.  The equity grant is awarded under the Company’s 2013 Stock Incentive Plan.  Mr. Livingston’s compensation package was approved by the Compensation Committee of the Company’s Board of Directors on May 13, 2014.  The Letter Agreement also provides for certain other benefits and perquisites, and confirms Mr. Livingston agreement to serve as the Company’s interim Chief Executive Officer.  The foregoing summary description is qualified in its entirety by reference to the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Also on May 13, 2014, the Company and Mr. Livingston entered into a separate Noncompetition, Nonsolicitation and Confidential Information Agreement (the “Noncompete Agreement”) pursuant to which, during the term of his employment with the Company and for two years thereafter, Mr. Livingston is prohibited from (i) assisting or providing services to any competitor of the Company or (ii) soliciting any employees, customers or suppliers of the Company on behalf of other persons or entities.  The foregoing summary description is qualified in its entirety by reference to the Noncompete Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Letter Agreement between the Company and Philip Livingston, dated May 13, 2014.

Exhibit 10.2	Noncompetition, Nonsolicitation and Confidential Information Agreement between the Company and Philip Livingston, dated May 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2014

AMBASSADORS GROUP, INC. /s/ Philip B. Livingston Philip B. Livingston Interim Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement between the Company and Philip Livingston, dated May 13, 2014.
10.2	Noncompetition, Nonsolicitation and Confidential Information Agreement between the Company and Philip Livingston, dated May 13, 2014.